UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 11, 2008

BLACKROCK KELSO CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33559	20-2725151
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification Number)

40 East 52nd Street
New York, NY 10022
(Address of principal executive offices)

(212) 810-5800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.	OTHER EVENTS.

On March 11, 2008, the Registrant adopted amendments to its dividend reinvestment plan (the “plan”) that were approved by its board of directors to change the share price for shares offered and sold pursuant to the plan to 95% of the closing market price per common share on the dividend payment date, such shares to be newly issued or treasury common shares.  The amendments are effective as of their adoption date with respect to dividends paid thereafter.  A copy of the Amended and Restated Dividend Reinvestment Plan is included as Exhibit 99.1 to this Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

99.1	Amended and Restated Dividend Reinvestment Plan, dated as of March 11, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACKROCK KELSO CAPITAL CORPORATION

Date: March 11, 2008	By:	/s/ Frank D. Gordon
		Name:	Frank D. Gordon
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Amended and Restated Dividend Reinvestment Plan, dated as of March 11, 2008